UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
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KNIGHT TRANSPORTATION, INC.
(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 05/22/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:

Notice of Meeting, Proxy Statement and Annual Report

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 05/01/08.
To request material:	Internet: www.proxyvote.com	Telephone: 1-800-579-1639	**Email: sendmaterial@proxyvote.com
**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

KNIGHT TRANSPORTATION, INC.
Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

ATTN: PROXY DEPT	Vote By Internet
5601 W. BUCKEYE ROAD PHOENIX, AZ 85043
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location
The Annual Meeting for shareholders as of 03/31/08 is to be held on 05/22/08 at 8:30 A.M.
at:	Wigwam Golf Resort & Spa
300 East Wigwam Blvd.
Litchfield Park, AZ 85340

To obtain directions to the Annual Meeting, please call the Wigwam Golf Resort & Spa at (623) 935-3811

Voting items
The Board of Directors recommends a vote FOR
each of Proposals 1, 2 and 3.

Proposal No. 1:	Election of Class I Directors
Nominees:
01)	Donald A. Bliss
02)	Richard J. Lehmann

Proposal No. 2:
Proposal to Approve the Second Amendment to the Company's Amended and Restated 2003 Stock Option Plan to Increase the Number of Shares of Common Stock Reserved for the Issuance of Stock Grants, including Stock Options, to Employees and Directors.

Proposal No. 3:	Proposal to Ratify the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for Fiscal 2008.

Other Action:	In their discretion, the proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.